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                                                                 Total pages:  8


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 4, 1995
                                                   ----------------------


                      BOETTCHER PENSION INVESTORS, LTD.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


COLORADO                             0-13219                        84-0948497
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                       File Number)         Identification No.)


828 Seventeenth Street                 Denver, Colorado                 80202
--------------------------------------------------------------------------------
(Address of principal executive office)                          (Zip code)



Registrant's telephone number, including area code  (312) 574-6000
                                                    ---------------------------

                                     N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

On October 4, 1995, Boettcher Pension Investors, Ltd. (the "Partnership") sold the land, related improvements and personal property of the retail center known as Clackamas Corner ("Clackamas") located at the northeast corner of the Clackamas Town Center in unincorporated Clackamas County, Oregon. The purchaser, Stephen M. Berrey, is not affiliated with the Partnership, its Managing General Partner or any affiliate, director, officer or associate of the foregoing, and the sales price was determined by arm's length negotiations. Clackamas consists of a one-building shopping center containing approximately 26,500 square feet of net rentable area on approximately 2.19 acres of land.
At the time of sale, Clackamas was approximately 70% leased and occupied.

The net proceeds to the Partnership before proration of operating income and expenses related to the property were as follows:

Sales price                                                               $ 2,450,000
       Less Costs of Sale-
             Sales Commissions                                                (98,000)
             Estimated title, legal fees, and other                           (73,051)
       Security Deposit Liability                                              (6,199)
                                                                          -----------

             Net Proceeds
                                                                          $ 2,272,750
                                                                          ===========

The net proceeds will be distributed to limited partners as follows:

       Net Proceeds from Sale                                             $ 2,272,750

       Distribution to Limited Partners ($212/unit)                       $(2,272,004)
                                                                          -----------

             Addition to Partnership cash reserves                        $       746
                                                                          ===========





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

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements--Not applicable.

(b) Pro Forma financial information--See pages 4 through 7 filed as part of this report.

(c)  Exhibits
     10.20 Purchase and Sale Agreement for the sale of Clackamas Corner.





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

                       BOETTCHER PENSION INVESTORS, LTD.
                            (A Limited Partnership)
                            Pro Forma Balance Sheet
                                 July 31, 1995
                                  (Unaudited)

                                                                              PRO FORMA ADJUSTMENTS
                                                                              ---------------------
                                                            HISTORICAL              SALE OF                    PRO FORMA
                                                          JULY 31, 1995            CLACKAMAS                 JULY 31, 1995
                                                          -------------            ---------                 -------------
              ASSETS
              ------
Real estate investments, at gross cost
        Properties held for sale                          $10,808,163              $(2,226,949)              8,581,214
        Less allowance for loss                            (1,086,827)                       0              (1,086,827)
                                                          -----------              -----------              ----------
                                                            9,721,336               (2,226,949)              7,494,387

        Less accumulated depreciation                      (1,183,871)                 693,756                (490,115)
                                                          -----------              -----------              ----------
                                                            8,537,465               (1,533,193)              7,004,272


Cash and cash equivalents, at cost
        which approximates market value                       655,817                  (36,836)                618,982
Accounts receivable, and other assets                         131,502                  (29,774)                101,728
Deferred leasing costs, net                                   111,840                  (36,100)                 75,740
                                                          -----------              -----------              ----------


                  Total Assets                            $ 9,436,624              $(1,635,902)             $7,800,722
                                                          ===========              ===========              ==========

LIABILITIES AND PARTNERS' CAPITAL
---------------------------------

Mortgage payable                                          $ 5,858,530                                        5,858,530
Payable to managing general partner                            44,905                                           44,905
Property taxes payable                                         56,007                   (2,797)                 53,210
Accrued interest payable                                       46,380                                           46,380
Accounts payable                                               15,142                   (2,027)                 13,115
Other Liabilities                                              58,534                  (15,488)                 43,046
                                                          -----------              -----------              ----------
        Total Liabilities                                   6,079,498                  (20,312)              6,059,186

Partners' capital (deficit)
        General partners                                      (42,502)                  -                      (42,502)
        Limited partners                                    3,399,628               (1,615,590)              1,784,038
                                                          -----------              -----------              ----------

        Total Partners' Capital (Deficit)                   3,357,126               (1,615,590)              1,741,536
                                                          -----------              -----------              ----------

        Total Liabilities & Partners' Equity              $ 9,436,624              $(1,635,902)             $7,800,722
                                                          ===========              ===========              ==========


See accompanying notes to financial statements.





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

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                    For the nine Months Ended July 31, 1995
                                  (Unaudited)


                                                                               PRO FORMA ADJUSTMENTS
                                                                               ---------------------
                                                             HISTORICAL                                     PRO FORMA
                                                           NINE MONTHS ENDED         SALE OF             NINE MONTHS ENDED
                                                            JULY 31, 1995           CLACKAMAS              JULY 31, 1995
                                                           -----------------        ---------            -----------------
REVENUE:
     Rental income                                           $943,464               $(203,496)               $739,968
     Tenant reimbursements for common
       area charges, insurance and taxes                      183,001                 (61,823)                121,178
     Interest income                                           13,619                    (665)                 12,954
     Other income                                              13,723                  (1,386)                 12,337
                                                              -------                 -------                 -------

                                                            1,153,807                (267,370)                886,437
                                                            ---------               ---------                --------

EXPENSES:
     Interest, including amortization of debt
       discount and debt issuance costs                       419,097                       0                 419,097
     Depreciation & Amortization                              210,039                 (71,899)                138,140
     Property taxes                                            93,589                 (25,176)                 68,413
     Fees and reimbursements to managing
       general partner                                         22,467                       0                  22,467
     Other management fees                                     46,976                  (8,072)                 38,904
     Repairs and maintenance                                   70,273                 (14,059)                 56,214
     Utilities                                                 33,305                  (5,683)                 27,622
     Other administrative                                      58,670                  (4,743)                 53,927
                                                             ---------                 -------                 -------
                                                              954,416                (129,632)                824,784
                                                              --------               ---------                --------

          Net Earnings (Loss)                                $199,391               $(137,738)                $61,653
                                                            ---------              ----------                --------


Net earnings (loss) per limited partnership unit
     using the weighted average number of
     limited partnership units outstanding
     of 10,717:                                               $ 18.60                 $(12.85)                 $ 5.75
                                                              =======                 ========                 ======


See accompanying notes to financial statements.





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

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                      For the Year Ended October 31, 1994
                                  (Unaudited)


                                                                                   PRO FORMA ADJUSTMENTS
                                                                                   ---------------------

                                                             HISTORICAL                                PRO FORMA
                                                             YEAR ENDED              SALE OF           YEAR ENDED
REVENUE:                                                  OCTOBER 31, 1994          CLACKAMAS        OCTOBER 31, 1994
                                                          ----------------          ---------        ----------------
     Rental income                                          $1,269,888              $(281,013)          $988,875
     Tenant reimbursements for common
       area charges, insurance and taxes                       262,563                (83,342)           179,221
     Interest income                                            20,665                   (844)            19,821
     Other income                                               27,898                 (1,056)            26,842
                                                            ----------              ---------          ---------
                                                             1,581,014               (366,255)         1,214,759
                                                            ----------              ---------          ---------
EXPENSES:
     Interest, including amortization of debt
       discount and debt issuance costs                        564,370                      0            564,370
     Depreciation & Amortization                               275,127                (97,023)           178,104
     Property taxes                                            129,229                (37,701)            91,528
     Fees and reimbursements to managing
      general partner                                           31,724                      0             31,724
     Other management fees                                      63,005                (10,830)            52,175
     Repairs and maintenance                                    92,584                (15,280)            77,304
     Utilities                                                  40,289                 (5,962)            34,327
     Other administrative                                       77,425                 (5,419)            72,006
                                                            ----------              ---------          ---------
                                                             1,273,753               (172,215)         1,101,538
                                                            ----------              ---------          ---------

          Net Earnings (Loss)                                 $307,261              $(194,040)          $113,221
                                                            ==========              =========           ========




Net earnings (loss) per limited partnership unit
  using the weighted average number of limited
  partnership units outstanding of 10,717:                      $28.67                $(18.11)            $10.56
                                                                ======                ========            ======




See accompanying notes to financial statements.





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

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


Note 1 -  Basis of Presentation

          The Pro Forma Balance Sheet at July 31, 1995 is based on the historical Balance Sheet for the Partnership presented on Form 10-Q at July 31, 1995. In general, the Pro Forma adjustments represent the elimination of all liabilities related to Clackamas, and the net effect of the sale transaction and resulting cash distribution on the limited partners' capital account which is as follows:



     Distribution to limited partners                                                 $(2,272,004)
     Estimated gain on sale                                                               656,414
                                                                                      -----------


          Net decrease in limited partners' capital                                   $(1,615,590)
                                                                                      ===========




The Pro Forma Satatements of Operations for the nine months ended July 31, 1995 and for the year ended October 31, 1994 are based on the historical Statements of Operations for the Partnership presented on Form 10-Q and 10-K for the nine months ended July 31, 1995 and the year ended October 31, 1994, respectively. In general, the Pro Forma adjustments represent the elimination of Clackamas' historical operations for the nine months ended July 31, 1995 and for the year ended October 31, 1994.





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          BOETTCHER PENSION INVESTORS LTD.

                          By:  Boettcher Properties, Ltd.
                               General Partner

                               By:   BPL Holdings, Inc.
                                     General Partner


Dated:    October 19, 1995     By:   /s/ Thomas M. Mansheim
                                     ----------------------
                                     Treasurer; Principal Financial
                                     and Accounting Officer of the
                                     Partnership





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